Fees Summary	Aug. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 11,312.87
Total Fee Amount	11,312.87
Total Transaction Valuation	73,892,026.00
Total Offset Amount	0.00
Net Fee	$ 0.00